LanzaTech Announces Fourth Quarter and Full Year 2023 Financial Results and Provides Full Year 2024 Financial Outlook Total revenue of $20.5 million for fourth quarter 2023, increase of 77% over fourth quarter 2022 Full year 2024 revenue anticipated to be between $90 million and $105 million with Adjusted EBITDA for the full year 2024 of between $(65) million and $(55) million Cash, restricted cash, and investments of $121.4 million at year-end 2023, with lower quarterly cash burn of $15.4 million for fourth quarter 2023 CHICAGO, IL (February 28, 2024) – LanzaTech Global, Inc. (Nasdaq: LNZA) (“LanzaTech” or the “Company”), the carbon recycling company transforming waste carbon into sustainable raw materials, today reported its financial and operating results for the fourth quarter and full year 2023. Fourth Quarter and Full Year 2023 Financial Results: In the fourth quarter of 2023, revenue totaled $20.5 million, reflecting an increase of 77% compared to $11.6 million in the fourth quarter of 2022. Financial and operating results in the quarter reflect continued growth, primarily in our core Biorefining, carbon capture and utilization business which grew 103% year- on-year in the fourth quarter, fueled by ongoing and recently initiated engineering services work across several projects. Our CarbonSmart and JDA & Contract Research businesses grew 253% and 5% year-over- year, respectively during the fourth quarter. For the full year 2023, revenue totaled $62.6 million, reflecting an increase of 68% compared to $37.3 million for the prior year. Cost of revenues in the fourth quarter totaled $12.0 million, driving gross profit of $8.5 million, which reflects a gross profit increase of 238% over the prior corresponding period. Gross margin improved to 41% during the fourth quarter, reflecting certain engineering services work completed during the quarter which benefited from extraordinary pricing terms. For full year 2023, cost of revenues totaled $45.0 million, resulting in gross profit of $17.7 million, an increase of 95% compared to $9.1 million for the prior year, as a beneficial shift in revenue mix towards higher margin, engineering services and royalty revenues enabled revenue growth to meaningfully outpace the rate of growth in associated cost of revenues. Operating expenses totaled $27.1 million in the fourth quarter, up 24% year-on-year, but down 9% from the prior quarter, reflecting lower research and development and SG&A expenses during the quarter as well as greater billable utilization of the Company’s teams. For the full year 2023, operating expenses totaled $124.0 million, reflecting an increase of 47% compared to $84.7 million for the prior year, driven largely by higher selling, general and administrative expenses associated with the Company’s transition to a public company completed in February 2023 as well as higher research and development expenses.

Net loss totaled $(18.7) million for the fourth quarter 2023, compared to a net loss of $(21.4) million in the fourth quarter of 2022, bringing full year 2023 net loss to $(134.1) million, compared to a full year 2022 net loss of $(76.4) million. Adjusted EBITDA for the fourth quarter was $(13.7) million, reflecting a sequential improvement of 28% compared to the third quarter of 2023, and driving full year 2023, Adjusted EBITDA of $(80.1) million. The positive trend in Adjusted EBITDA over the course of 2023 is largely attributable to the robust top line growth, particularly in the Biorefining business, and continued operating expense control across the business. Management Commentary "2023 was an important year for LanzaTech, and I am extremely proud of the many notable milestones and accomplishments achieved during the Company’s inaugural year as a publicly traded company,” said Jennifer Holmgren, Board Chair and Chief Executive Officer of LanzaTech. “However, our results for the fourth quarter and full year 2023 demonstrate we have a lot more work ahead of us. The organizational initiatives and corrective actions announced are focused on better enabling us to execute our primary strategic objectives including safety, commercial growth, and profitability. While I am disappointed in our financial performance in the fourth quarter, after three prior quarters of more significant growth, I have full confidence in our leadership team to execute our business plan and to continue our path toward profitability with a new sense of accountability from the top down.” Organizational Streamlining Initiative LanzaTech announced today a reorganization aimed at reducing operating expenses and driving accountability and company-wide efficiencies. As part of this effort, LanzaTech has made several organizational changes to its management team, which reduces the overall size of the go-forward executive team by 33%. The goal of this reorganization is to drive greater accountability, as well as operational transparency and efficiency, ultimately enhancing execution throughout the Company. In addition to the reorganization of the management team, the Company also announced additional cost reductions. A key tenet of this plan is the streamlining of the Company’s workforce through the elimination of a variety of roles based on reprioritization of work and poor performance. As such, the Company reduced its headcount by approximately 5%. The collective impact of the workforce reorganization and reductions includes an estimated $5.3 million reduction in annualized operating expenses, and $4.2 million in annualized cash savings. Additionally, the Company also announced an 80% reduction in the targeted size of the 2023 cash bonus payouts for the executive and management teams. Management is also implementing a plan to offset over $10 million in additional cash burn annually and will continuously review the organization and its strategic growth initiatives to ensure the Company is balancing the need to drive sustainable, profitable growth and innovation. Operational Highlights • 3 New Commercial Scale Plants Started Up in 2023 – In 2023, together with its licensee partners, the Company started up three new commercial-scale plants, bringing the total number of operating commercial LanzaTech plants to six. The total installed nameplate production capacity across the operating fleet is approximately 310,000 tons per year of ethanol with the ability to abate more than 500,000 tons per year of carbon that would otherwise enter our atmosphere.

• World’s First Ethanol-to-Sustainable Aviation Fuel Facility – In January 2024, LanzaJet celebrated the opening of the world’s first ethanol-to-sustainable aviation fuel facility at its 10 million gallon per year facility in Soperton, Georgia. The sustainable aviation fuel plant is expected to ramp up production over the first half of the year, having the ability to produce up to 90% sustainable aviation fuel and 10% renewable diesel. LanzaTech retains an approximate 25% ownership interest in LanzaJet and anticipates receiving additional shares pursuant to our existing agreements resulting in ownership of approximately 50%, barring further dilution, upon election by partners and co-investors to develop additional alcohol to sustainable aviation fuel plants. • Research and Development Progress on New Bacterium Strains – Work at the Suncor demonstration facility in Canada progressed and the Company demonstrated at scale the ability to produce a key new proprietary bacterium production strain capable of making Isopropyl Alcohol, or IPA. IPA commands a large market of approximately $3 billion annually and can be utilized as a feedstock for the production of polypropylene, which has an annual market size of approximately $123 billion. Additionally, strain engineering and fermentation optimization work on the direct microbial production of Monoethylene Glycol, or MEG, a chemical with an annual market size of approximately $25 billion, and a key ingredient in PET fibers and bottles, continues with encouraging results. Balance Sheet and Liquidity As of December 31, 2023, LanzaTech had $121.4 million in total cash, restricted cash, and investments compared to $136.9 million at the end of the third quarter 2023. Cash burn during the fourth quarter 2023 was $(15.4) million, continuing the trend over 2023 of reducing quarterly cash burn. The Company expects to see ongoing improvements in cash burn quarter over quarter as the business continues to expand and cost control measures recently announced begin to drive material results. 2024 Financial and Operating Outlook For the full year 2024, the Company expects total revenue to be between $90 million and $105 million and Adjusted EBITDA for the full year 2024 to be between $(65) million and $(55) million. The anticipated growth in our top-line revenue, compared to $62.6 million of revenue reported for full year 2023, is projected to be driven by contributions from each of the business lines. Biorefining revenue growth is anticipated to be driven by ongoing and new engineering services revenue, while JDA & Contract Research revenue is expected to continue at a modest pace of growth in 2024. The CarbonSmart business is expected to deliver incremental growth in 2024. Consistent with this guidance, the Company does not expect to achieve positive Adjusted EBITDA by the end of 2024. Importantly, the Company’s project pipeline remains robust. The delay in timing to first achieve positive Adjusted EBITDA is driven by an elongation of the project development life cycle, commensurate with certain macroeconomic factors and lengthier decision-making processes being seen at some of the Company’s prospective licensee customers. The Company will continue to assess its progress towards this important goal and provide updates to the market, as necessary. Conference Call Information

LanzaTech will host a conference call today, February 28, 2024, at 8:30 A.M. EDT to review the Company's financial results, discuss recent events and conduct a question-and-answer session. The conference call may be accessed via a live webcast on a listen-only basis at https://ir.lanzatech.com/news- events/events-presentations. To participate in the live teleconference: Domestic callers: 1-844-826-3035 International callers: 1-412-317-5195 Conference ID: 10185471 A replay will be available shortly after the call and can be accessed by dialing: Domestic callers: 1-844-512-2921 International callers: 1-412-317-6671 Access ID: 10185471 The replay will be available until 11:59 PM EDT March 13, 2024. An archive of the webcast will be available shortly after the call on LanzaTech’s website at https://ir.lanzatech.com/ for twelve months following the call. About LanzaTech Global Inc. LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable raw materials for everyday products. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. By partnering with companies across the global supply chain like ArcelorMittal, Zara, H&M Move, Coty, and On, LanzaTech is paving the way for a circular carbon economy. For more information about LanzaTech, visit https://lanzatech.com. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward- looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 filed by LanzaTech with the SEC, and in future SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2023 to be filed by LanzaTech with the SEC on or before February 29, 2024. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward- looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non- GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stock-based compensation, change in fair value of warrant liabilities, change in fair value of SAFE liabilities, change in fair value of the FPA Put Option liability and Fixed Maturity Consideration, transaction costs on issuance of Forward Purchase Agreement, (loss) gain from equity method investees and other one-time costs related to the Business Combination and securities registration on Form S-4 and our registration statement on Form S-1. We monitor and have presented in this Annual Report adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period.

LANZATECH GLOBAL INC. CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars, except share and per share data) As of December 31, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 75,585 $ 83,045 Held-to-maturity investment securities 45,159 - Trade and other receivables, net of allowance 11,157 11,695 Contract assets 28,238 18,000 Other current assets 12,561 11,157 Total current assets 172,700 123,897 Property, plant and equipment, net 22,823 19,689 Right-of-use assets 18,309 6,969 Equity method investment 7,066 10,561 Equity security investment 14,990 14,990 Other non-current assets 5,736 750 Total assets $ 241,624 $ 176,856 Liabilities, Contingently Redeemable Preferred Stock, and Shareholders’ Deficit Current liabilities: Accounts payable $ 4,060 $ 7,455 Other accrued liabilities 7,316 4,502 AM SAFE liability - 28,986 Warrants 7,614 4,108 Contract liabilities 3,198 3,101 Accrued salaries and wages 5,468 7,031 Current lease liabilities 126 798 Total current liabilities 27,782 55,981 Non-current lease liabilities 19,816 6,615 Non-current contract liabilities 8,233 10,760 Fixed maturity consideration 7,228 - FPA Put Option liability 37,523 - Brookfield SAFE liability 25,150 50,000 Other long-term liabilities 1,421 1,591 Total liabilities 127,153 124,947 Contingently Redeemable Preferred Stock Redeemable convertible preferred stock, $0.0001 par value; 20,000,000 and 130,133,670 shares authorized, — and 129,148,393 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively - 480,631

Shareholders’ Deficit Common stock, $0.0001 par value; 400,000,000 and 158,918,093 shares authorized, 196,642,451 and 10,422,051 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively 19 1 Additional paid-in capital 943,960 24,782 Accumulated other comprehensive income 2,364 2,740 Accumulated deficit (831,872) (456,245) Total shareholders’ equity (deficit) $ 114,471 $ (428,722) Total liabilities, contingently redeemable preferred stock, and shareholders' equity $ 241,624 $ 176,856 See the accompanying Notes to the Consolidated Financial Statements. LANZATECH GLOBAL INC. CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands of U.S. dollars, except share and per share data) Year Ended December 31, 2023 2022 Revenue: Revenue from contracts with customers and grants $ 46,493 $ 27,798 Revenue from sales of CarbonSmart products 5,337 4,000 Revenue from collaborative arrangements 4,989 2,575 Revenue from related party transactions 5,812 2,970 Total revenue 62,631 37,343 Cost and operating expenses: Cost of revenue from contracts with customers and grants (exclusive of depreciation shown below) (37,653) (22,912) Cost of revenue from sales of CarbonSmart products (exclusive of depreciation shown below) (4,889) (3,648) Cost of revenue from collaborative arrangements (exclusive of depreciation shown below) (2,265) (1,250) Cost of revenue from related party transactions (exclusive of depreciation shown below) (172) (477) Research and development expense (68,142) (53,191) Depreciation expense (5,452) (4,660) Selling, general and administrative expense (50,438) (26,804) Total cost and operating expenses (169,011) (112,942) Loss from operations (106,380) (75,599) Other income (expense): Interest income, net 4,572 8 Other expense, net (29,388) (2,757)

Total other expense, net (24,816) (2,749) Loss before income taxes (131,196) (78,348) Income tax expense - - (Loss) gain from equity method investees, net (2,902) 1,992 Net loss $ (134,098) $ (76,356) Other comprehensive loss: Foreign currency translation adjustments (376) (1,449) Comprehensive loss $ (134,474) $ (77,805) Unpaid cumulative dividends on preferred stock (4,117) (38,672) Net loss allocated to common shareholders $ (138,215) $ (115,028) Net loss per common share - basic and diluted $ (0.79) $ (12.37) Weighted-average number of common shares outstanding - basic and diluted 176,023,219 9,302,080 See the accompanying Notes to the Consolidated Financial Statements. LANZATECH GLOBAL INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars) Year Ended December 31, 2023 2022 Cash Flows From Operating Activities: Net loss $ (134,098) $ (76,356) Adjustments to reconcile net loss to net cash used in operating activities: - - Share-based compensation expense 15,199 2,527 (Gain) loss on change in fair value of SAFE and warrant liabilities (14,471) 1,949 Loss on change in fair value of the FPA Put Option and the Fixed Maturity Consideration liabilities 44,300 - Provision for losses on trade and other receivables 700 - Depreciation of property, plant and equipment 5,452 4,660 Amortization of discount on debt security investment (1,301) - Non-cash lease expense 1,526 1,825 Non-cash recognition of licensing revenue (1,805) (2,160) Loss (gain) from equity method investees, net 2,902 (1,992) Gain from disposal of property, plant and equipment - (49) Net foreign exchange loss (gain) 182 668 Changes in operating assets and liabilities: Accounts receivable, net 104 (8,817)

Contract assets (10,049) (6,246) Accrued interest on debt investment (266) - Other assets (2,658) (5,127) Accounts payable and accrued salaries and wages (4,991) 8,243 Contract liabilities 95 (488) Operating lease liabilities (337) (2,028) Other liabilities 2,220 (1,312) Net cash used in operating activities $ (97,296) $ (84,703) Cash Flows From Investing Activities: Purchase of property, plant and equipment (8,553) (10,735) Proceeds from disposal of property, plant and equipment - 49 Purchase of debt securities (93,858) - Proceeds from maturity of debt securities 50,000 - Purchase of additional interest in equity method investment (288) - Origination of related party loan (5,212) - Net cash used in investing activities $ (57,911) $ (10,686) Cash Flows From Financing Activities: Proceeds from issue of equity instruments of the Company - 1,194 Proceeds from the Business Combination and PIPE, net of transaction expenses (Note 3) 213,381 - Forward Purchase Agreement prepayment (60,096) - Proceeds from exercise of options 2,550 - Proceeds from issue of SAFE and warrant instruments - 50,000 Repurchase of equity instruments of the Company (7,650) (649) Net cash provided by financing activities $ 148,185 $ 50,545 Net increase (decrease) in cash, cash equivalents and restricted cash (7,022) (44,844) Cash, cash equivalents and restricted cash at beginning of period 83,710 128,732 Effects of currency translation on cash, cash equivalents and restricted cash (404) (178) Cash, cash equivalents and restricted cash at end of period $ 76,284 $ 83,710 Supplemental disclosure of non-cash investing and financing activities: Acquisition of property, plant and equipment under accounts payable 279 246 Receipt of common shares as payment for option exercises - 1,944 Right-of-use asset additions 12,866 4,108 Reclassification of capitalized costs related to the business combination to equity 1,514 - Cashless conversion of warrants on preferred shares 5,890 - Recognition of public and private warrant liabilities in the Business Combination 4,624 - Reclassification of AM SAFE warrant to equity 1,800 - Conversion of AM SAFE liability into common stock 29,730 - Conversion of Legacy LanzaTech NZ, Inc. preferred stock and in-kind dividend into common stock 722,160 - Reclassification of Shortfall warrant to equity 3,063 -

See the accompanying Notes to the Consolidated Financial Statements. Reconciliation of GAAP Net Income to Adjusted EBITDA (In thousands of U.S. dollars) Year Ended December 31, 2023 2022 Net Loss $ (134,098) $ (76,356) Depreciation 5,452 4,660 Interest income, net (4,572) (8) Income tax expense - - Stock-based compensation expense and change in fair value of SAFE and warrant liabilities (1) 728 4,476 Change in fair value of the FPA Put Option and Fixed Maturity Consideration liabilities 44,300 - Transaction costs on issuance of Forward Purchase Agreement 451 - Loss (gain) from equity method investees, net 2,902 (1,992) One-time costs related to the Business Combination and initial securities registration(2) 4,693 - Adjusted EBITDA $ (80,144) $ (69,220) (1) Stock-based compensation expense represents expense related to equity compensation plans (2) Represents costs incurred related to the Business Combination that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A to be charged against the gross proceeds of the transaction, but are not expected to recur in the future, as well as costs incurred subsequent to deal close related to our securities registration on Form S-4 and our registration statement on Form S-1.

# # # Contacts: Media Relations Contact - LanzaTech Kit McDonnell Director of Communications press@lanzatech.com Investor Relations Contact - LanzaTech Omar El-Sharkawy VP, Corporate Development LanzatechIR@icrinc.com